As filed with the Securities and Exchange Commission on July 26, 2006


                                                             File Nos. 811-09607
                                                                       333-88517

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No.                    [_]
                        Post-Effective Amendment No.                    [10]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                               Amendment No.                            [12]

                        (Check appropriate box or boxes)

                              FAIRHOLME FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)

                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Address of Principal Executive Office)

                                  973-379-6557
              (Registrant's Telephone Number, including Area Code)

                             MR. BRUCE R. BERKOWITZ
                        FAIRHOLME CAPITAL MANAGEMENT, LLC
                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Name and address of agent for Service)

                          Copies of Communications to:
                             Mr. Anthony C.J. Nuland
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

     [_]  Immediately upon filing pursuant to Rule 485(b), or
     [X]  on August 15, 2006 pursuant to Rule 485(b), or
     [_]  on (date) pursuant to Rule 485(a)(1), or
     [_]  60 days after filing pursuant to Rule 485 (a)(1), or
     [_]  75 days after filing pursuant to Rule 485 (a)(2), or
     [_]  on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

                                    FAIRHOLME

                                   PROSPECTUS

                               THE FAIRHOLME FUND
                                  (the "Fund")

                       A No-Load Capital Appreciation Fund


                                 August 15, 2006


                                   A Series of
                              FAIRHOLME FUNDS, INC.
                                 (the "Company")

                                 51 JFK Parkway
                              Short Hills, NJ 07078

                                 1-866-202-2263

                             www.fairholmefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


THE FUND.......................................................................3
   The Fund's Investment Objective.............................................3
   The Fund's Principal Investment Strategies..................................3
   The Principal Risks of Investing in the Fund................................4
   The Fund's Past Performance.................................................6
   The Fund's Fees and Expenses................................................7
   An Example of Expenses Over Time............................................8
THE FUND'S INVESTMENT ADVISER..................................................8
   The Fund's Investment Adviser...............................................8
   The Fund's Portfolio Managers...............................................9
   Conflicts of Interest......................................................10
   The Fund's Distributor.....................................................10
BUYING AND SELLING SHARES OF THE FUND.........................................10
INVESTING IN THE FUND.........................................................10
   Determining Share Prices...................................................10
   Distribution Fees..........................................................11
   Minimum Investment Amounts.................................................12
   Opening and Adding to Your Account.........................................12
   Purchasing Shares by Mail..................................................12
   Purchasing Shares by Wire Transfer.........................................13
   Purchases Through Financial Service Organizations..........................14
   Purchasing Shares Through Automatic Investment Plan........................15
   Purchasing Shares by Telephone.............................................15
   Miscellaneous Purchase Information.........................................15
   Policies Regarding Frequent Trading of Fund Shares.........................16
   Privacy Policy.............................................................18
HOW TO SELL (REDEEM) YOUR SHARES..............................................18
   By Mail....................................................................18
   Signature Guarantees.......................................................19
   By Telephone...............................................................19
   By Wire....................................................................20
   Redemption at the Option of the Fund.......................................20
   Redemption Fee.............................................................20
   Redemptions in Kind........................................................20
DIVIDENDS AND DISTRIBUTIONS...................................................20
TAX CONSIDERATIONS............................................................21
GENERAL INFORMATION...........................................................21
FINANCIAL HIGHLIGHTS..........................................................23
FOR MORE INFORMATION..........................................................24

                                    THE FUND

The Fund's Investment Objective

The Fund's investment objective is long-term growth of capital.

The Fund's Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the "Adviser") attempts under normal circumstances to achieve the Fund's investment objective by:

     o Investing the Fund's assets primarily in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and


     o    Holding a focused portfolio of no more than 25 equity securities.


The Fund's primary strategy uses fundamental analysis to identify certain attractive characteristics of publicly-traded companies. Such characteristics may include, but are not limited to, stress-tested owner/managers; sensible capital allocation policies; strong competitive positions; industries with improving or favorable long-term conditions, potential for long-term growth; low market prices in relation to tangible asset values; relatively high returns on invested capital; and relatively high free cash flow yields. The Adviser defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fund also intends to invest in "special situations" to achieve its objective. A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments.

In total, the Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indexes and riskless U.S. Treasuries.

The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities issued by non-U.S. companies, short-term debt obligations of foreign governments, and other high quality foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of one year or less and a credit rating of A or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO"). Securities issued by non-U.S. companies are referred to as foreign securities.

The Fund may also use other investment strategies, which are described in the Fund's Statement of Additional Information ("SAI").

The Principal Risks of Investing in the Fund

General Risks. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will fluctuate reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Stock Market Risk. The stock market can trade in random or cyclical price patterns, and prices can fall over sustained periods of time. The Fund invests primarily in equity securities, including common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing companies.

Focused Portfolio and Non-Diversification Risks. The Fund attempts to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. The Fund is considered to be "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Special Situation Risk. Investments in special situations may involve greater risks when compared to the Fund's other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk. The Fund has the ability to invest in foreign securities and from time to time a significant percentage of the Fund's assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Currency Risk. The Fund is subject to this risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments in foreign securities.

Interest Rate Risk of Debt Securities. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.


Credit Risk of Debt Securities. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of short-term debt obligations of foreign governments, the Fund will generally purchase securities with a maturity of one year or less and a credit rating of A or better by S&P or any similar rating by a NRSRO.

Small to Medium-Capitalization Risk. The Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

Cash Reserves. The Fund's portfolio will normally be invested primarily in equity securities. However, the Fund is not required to be fully invested in equity securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund believes that a certain amount of liquidity in the Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund's total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives.

Further discussion about other risks of investing in the Fund may be found in the Fund's SAI.

The Fund's Past Performance

The bar chart and table set out below show the historical returns and risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund and by showing how the Fund's average annual returns for one year, five years, and over the life of the Fund compare to the performance of the S&P 500 Index. The Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

PERFORMANCE BAR CHART

Annual Returns for Calendar Year Periods Ending December 31
[GRAPHIC OMITTED]

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                    Annual Performance of the Fairholme Fund
                      (Calendar Years Ended December 31st)

           2000      2001      2002      2003      2004      2005
           ----      ----      ----      ----      ----      ----
          46.54%     6.18%    -1.58%    23.96%    24.93%    13.74%


Through June 30, 2006, the year-to-date unannualized return was 8.93%.

Best Quarter: 3rd Qtr 2000 +20.73%          Worst Quarter: 1st Qtr 2003 -6.03%

PERFORMANCE TABLE
Average Annual Total Return for Periods Ending on December 31, 2005(1)

Portfolio Returns                            1 Year      5 Year     Inception(2)
Return Before Taxes                          13.74%      12.98%       18.38%
Return After Taxes on Distributions          12.95%      12.62%       17.92%
Return After Taxes on Distributions and
Sale of Fund Shares                           9.23%      11.23%       16.15%
S&P 500 Index (3)                             4.91%       0.54%       -1.07%

----------

(1) The theoretical "after-tax" returns shown above are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The Fund commenced operations on December 29, 1999.

(3) The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any charges for investment management fees or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges and expense.

The Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based upon the Fund's expenses during its fiscal year ended November 30, 2005.


                                SHAREHOLDER FEES:

                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                          None
Maximum Sales Charge (Load) Imposed on Reinvested             None
   Dividend and Other Distributions
Redemption Fee (1)
(as a percentage of total amount redeemed)                      2.00%

                         ANNUAL FUND OPERATING EXPENSES

                  (Expenses That Are Deducted From Fund Assets)
Management Fees (2)                                           1.00%
Distribution (12b-1) Fees(3)                                  0.00%
Other Expenses (4)                                            0.00%
Total Annual Fund Operating Expenses                          1.00%

----------

(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions. See the "Redemption Fee" section below for more information as to when the redemption fee will apply. The redemption fee is paid to the Fund. The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

(2) Management fees include a fee of 0.50% for investment advisory services and a fee of 0.50% for administrative and all other services. Both fees are paid to the Adviser pursuant to separate agreements for each service.

(3) Although the Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act, the Plan has not been implemented, and the Fund has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.

(4) Pursuant to an Operating Services agreement, the Adviser is responsible for paying all Fund expenses, including, but not limited to, transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage, and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, and incurred $28,302 of other expenses as a result of the MCI, Inc. recharacterization of dividends paid to MCI shareholders during calendar year 2004.

An Example of Expenses Over Time

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions whether or not you redeem all your shares at the end of those periods. This example assumes that your investment returns 5% each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR          THREE YEAR           FIVE YEARS            TEN YEARS

  $102              $318                 $552                 $1,225

                          THE FUND'S INVESTMENT ADVISER

The Fund's Investment Adviser

Fairholme Capital Management, L.L.C. (the "Adviser"), is located at 51 JFK Parkway, Short Hills, NJ 07078 and serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. As of March 31, 2006, the Adviser managed assets in excess of $3.6 billion.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships, and other entities throughout the world. The Adviser has been investment adviser to the Fund since its inception. The Adviser directly manages the investment portfolio of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, all other business affairs of the Fund under an Operating Services Agreement.

For its services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00% of the average net assets of the Fund, 0.50% of which are related to direct investment advisory fees and 0.50% of which are related to all operating expenses and other services provided to the Fund. Such expenses and services include, but are not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. Fees are computed daily based upon the daily average net assets of the Fund.

The Investment Advisory Agreement and Operating Services Agreement (the "Agreements") were last renewed at a Board Meeting held on November 1, 2005. At this meeting, the Directors considered a number of factors they considered material to the renewal of the Agreements. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. A more complete discussion of the renewal of the Investment Advisory Agreement may be found in the Fund's annual report for the fiscal year ended November 30, 2005.

The Fund's Portfolio Managers

The Fund is managed by a portfolio management team consisting of Bruce R. Berkowitz, Larry S. Pitkowsky and Keith D. Trauner. They are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.


Mr. Bruce R. Berkowitz is the Managing Member of the Adviser and acts as the lead member of the Fund's portfolio management team. He has served as a portfolio manager of the Fund since the Fund's inception. Mr. Berkowitz is also President and a Director of the Company. Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Adviser since the Adviser's inception in 1997. Mr. Berkowitz has approximately 23 years of investment management experience.


Mr. Larry S. Pitkowsky is an Analyst and Portfolio Manager of the Adviser and is a member of the Fund's portfolio management team. He has served in such capacity with the Fund for over five years. Mr. Pitkowsky joined the Adviser in July 1999. Mr. Pitkowsky has approximately 18 years of investment management experience.


Mr. Keith D. Trauner is Chief Financial Officer and an Analyst of the Adviser and is a member of the Fund's portfolio management team. He has served in such capacity with the Fund for over five years. He is also Secretary, Treasurer, and a Director of the Company. Mr. Trauner joined the Adviser in February 1999. Mr. Trauner has approximately 25 years of investment management experience.

The Company does not directly compensate any of the Fund's Portfolio Managers. The Fund's SAI provides additional information about the Portfolio Managers' compensation, as well as other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of the Fund's securities.

Conflicts of Interest

In addition to acting as the Adviser to the Fund, the Adviser acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for individual, corporate and ERISA accounts for U.S. and non-U.S. clients. Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Fund. The Fund's Board of Directors reviews potential conflicts to ensure that the Fund is not disadvantaged. In addition, the Codes of Ethics of the Adviser and the Fund contain additional provisions designed to ensure that conflicts of interest are minimized among the Fund and other clients of the Adviser.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Adviser may pursue strategies not available to the Fund and as a consequence may invest in securities in which the Fund does not participate. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

The Fund's Distributor

Citco Mutual Fund Distributors, Inc. (the "Distributor"), located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, distributes shares of the Fund. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers. The Distributor acts as the representative of the Fund in connection with the offering of the shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its expense, compensate persons who provide services in connection with the sale or expected sale of the Fund. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (the "Transfer Agent"). The Transfer Agent is a full service U.S. mutual fund back office servicing company, which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

                      BUYING AND SELLING SHARES OF THE FUND

                              INVESTING IN THE FUND

Determining Share Prices

Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business and is based on closing prices of the Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Standard Time. NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.


The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board of Directors. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund calculates its NAV based on closing prices of the portfolio's securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.


Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Distribution Fees

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares. Pursuant to the 12b-1 Plan, the Fund would pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the immediate future. The Board adopted the 12b-1 Plan so that, if necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Your purchase of Fund shares is subject to the following minimum investment amounts:


Type of Account         Minimum Investment        Minimum Subsequent
                         To Open Account             Investments

       Regular                $2,500                    $1,000
         IRAs                 $1,000                     $100


                        Automatic Investment Plan Members

                   Minimum Investment     Minimum Subsequent
Type of Account      To Open Account          Investments
---------------    ------------------   ----------------------
Regular                  $2,500         $100 per month minimum
IRAs                     $1,000         $100 per month minimum


Opening and Adding to Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone or through an automatic payment plan. Any questions you may have can be answered by calling the Transfer Agent toll free on 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Purchasing Shares by Mail

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Fairholme Fund, and mail the Application Form and check to:

                              Fairholme Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

To make subsequent purchases, simply make a check payable to the Fairholme Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Standard
Time), your shares will be purchased at the Fund's NAV next calculated following the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, please follow the steps listed below:

     1) Call toll-free on 1-866-202-2263 to inform the Transfer Agent that a wire is being sent.

     2)   Obtain a new account number from the Transfer Agent.

     3) Fill out the Account Application, fax it to 1-610-296-8516, and mail the original Account Application to the Transfer Agent.

     4)   Ask your bank to wire funds to the account of:

          Wachovia Bank National Association
             ABA # 031201467
             For Credit Fairholme Funds, Inc., Acct # 2000014940293 Further Credit to (Your Name & Account #).

Please include your name(s), address, taxpayer identification number or Social Security number on the wire transfer instructions and reference that you are opening a "new Fund account."

To make subsequent purchases of shares by wire transfer, please follow the steps listed below:

     1) Call toll-free on 1-866-202-2263 to inform the Transfer Agent that you are sending funds via wire transfer, provide the existing account number, the amount of the wire transfer, and the name of the originating bank.

     2)   Ask your bank to wire funds to the account of:

     Wachovia Bank National Association
     ABA # 031201467
     For Credit Fairholme Funds, Inc., Acct # 2000014940293
     Further Credit to (Your Name & Account #).

If you purchase shares by wire, an original Application Form must be completed and received by the Transfer Agent before any shares can be redeemed. Please make sure to either complete and mail the Application Form included with this prospectus or call the Transfer Agent to obtain an Application Form. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases Through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in "Good Order" as defined by this Prospectus and have been transmitted in a timely manner. Client orders received prior to the close of the NYSE (currently 4:00 p.m. Eastern
Time), will be priced at the Fund's NAV next calculated following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase request, pleased call our Transfer Agent toll-free on 1-866-202-2263 to obtain information regarding the various ways in which you can purchase the Fund.


Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.


Purchasing Shares Through Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution that is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent toll-free on 1-866-202-2263.

Purchasing Shares by Telephone

To purchase shares by telephone, your account authorizing such purchases must be established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Please call the Transfer Agent toll-free on 1-866-202-2263 for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

Miscellaneous Purchase Information

The Fund reserves the right to refuse to accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Applications or purchase orders will not be accepted unless they are in "Proper Form," which is defined as including all required information and an acceptable form of payment in U.S. funds or arrangements for payment in U.S. funds through a broker. Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. Furthermore, for the protection of existing shareholders, payment for purchase orders exceeding $500,000 is acceptable: (i) if payment is made by check and the amount of the check is bank guaranteed or the check is cleared by the bank, savings and loan association or credit union upon which the check is drawn; or
(ii) if payment is by wire transfer and the funds are received by the Fund. The price paid for Fund shares is the NAV per share next determined following the receipt of the purchase order in Proper Form by the Fund.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m. Eastern Standard Time will be processed on the day it is received. Orders in Proper Form received after 4:00 p.m. Eastern Standard Time will result in orders being processed on the following business day.

If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. Please note that all telephone orders are subject to verification. In addition, telephonic orders to buy $500,000 or more of Fund shares will be subject to the payment requirements described above.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m. and transmit them to mutual fund transfer agents after 4:00 p.m. The Securities and Exchange Commission ("SEC") has proposed a requirement that all share orders be received by mutual fund transfer agents or a registered clearing agency, such as the National Securities Clearing Corporation, by 4:00 p.m. Should the SEC adopt this proposal, the Fund and its Transfer Agent will comply with such requirement.

Policies Regarding Frequent Trading of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. Management and the Board of Directors of the Fund do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund's management and Board of Directors, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund's investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the Fund's portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m. Eastern Standard Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund's fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder's ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and its Board of Directors have adopted policies and procedures with respect to market timing and frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled "Redemption Fee" below). Under its market timing policies and procedures, the Fund will rely on its chief compliance officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The chief compliance officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the chief compliance officer determines that impermissible market-timing has occurred, the sales or exchanges for relevant account(s) will be subject to the Redemption Fee and purchase may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

Privacy Policy

Protecting your personal information is a priority for the Fairholme Fund and our privacy policy has been designed to support this objective. The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as required by the Adviser to fulfill its obligations to the Fund or as required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative, and other services and the Fund may disclose information about you, or information that you have provided to the Fund, to the Adviser in connection with the Adviser's responsibilities to the Fund.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone, or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

         U.S. Mail:        Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services, Inc.
                           P.O. Box C1100
                           Southeastern, PA  19398-1100

         Overnight:        Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services,
                           83 General Warren Boulevard, Suite 200
                           Malvern, PA  19355

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order, which means that your redemption request must include:

1)   Your account number.
2) The number of shares to be redeemed or the dollar value of the amount to be redeemed.
3) The signatures of all account owners exactly as they are registered on the account.
4)   Any required signature guarantees.
5) Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     o    If you change the ownership on your account;
     o When you want the redemption proceeds sent to a different address than is registered on the account;
     o If the proceeds are to be made payable to someone other than the account's owner(s);
     o    Any redemption transmitted by federal wire transfer to your bank; and
     o If a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, the Transfer Agent may require signature guarantees for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and all other shareholders of the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, "Signature Guarantee."

By Telephone

If you elected to use telephone redemption on your Application Form when you initially purchased shares, you may redeem your shares in the Fund by calling the Transfer Agent toll-free on 1-866-202-2263. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund's Custodian may charge a fee to your account for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls below $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that the continued ownership of such shareholder may adversely affect the Fund or its other shareholders.

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 60 days. The redemption fee is not imposed on shares for periodic distributions from retirement accounts, when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation, or when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder, where such waiver of the redemption fee has been approved by a compliance officer of the Fund.

Redemptions in Kind

Pursuant to the Fund's election under Rule 18f-1, the Fund retains the right to redeem shares in kind under certain limited circumstances. By making an election under Rule 18f-1, the Fund has committed to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the net asset value of the Fund within any 90-day period. It is the general policy of the Fund to redeem all shares for cash and the Fund does not expect to exercise its remaining rights to redeem in kind except in extraordinary circumstances.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), once a year as required.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund's holding period, either short or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all share transactions. The Fund reserves the right to make redemptions of fund shares in-kind to the extent permitted by federal law.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.

The Board of Directors of the Company has approved Codes of Ethics (the "Codes") for the Company and Adviser. The Board is responsible for overseeing the implementation of the Company's Codes. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Adviser have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Directors of the Company has also approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has adopted proxy voting policies and procedures under which the Fund votes proxies relating to securities held by the Fund (the Fund's "Portfolio Proxy Voting Policy"). The Fund's primary consideration in its Portfolio Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Fund's Portfolio Proxy Voting Policy guidelines are included as an exhibit to the Fund's SAI, which is available, upon request and without charge, by calling the Fund toll-free on 1-866-202-2263.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at on 866-202-2263 and (ii) on the SEC's website at www.sec.gov.

The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended May 31, 2006 is unaudited. Information for the fiscal years ended November 30, 2005 and November 30, 2004 has been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge by contacting the Fund's Transfer Agent. Information for the 2003, 2002, and 2001 fiscal years was derived from financial statements audited by the Fund's former independent registered public accounting firm.

                                                For the
                                              Six Months       For the       For the       For the        For the         For the
                                                 Ended       Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year     Fiscal Year
                                              05/31/2006        Ended         Ended         Ended          Ended           Ended
                                              (Unaudited)    11/30/2005     11/30/2004    11/30/2003     11/30/2002     11/30/2001
                                             -------------- -------------- ------------- ------------- --------------- ------------
NET ASSET VALUE, BEGINNING OF YEAR              $25.45         $22.36         $18.08        $15.14         $14.99         $13.55
                                             --------------------------------------------------------------------------------------
Investment Operations
    Net Investment Income/(Loss)                0.16**          0.38**         0.01         (0.02)          0.01           0.05
    Net Realized and Unrealized Gain
        on Investments                           2.56           3.31           4.28          3.09           0.26           1.67
                                             --------------------------------------------------------------------------------------
             Total from Investment Operations    2.72           3.69           4.29          3.07           0.27           1.72
                                             --------------------------------------------------------------------------------------

Distributions
    From Net Investment Income                  (0.22)         (0.07)            -          (0.00) *       (0.03)         (0.04)
    In Excess of Net Investment Income             -              -              -          (0.03)            -              -
    From Realized Capital Gains                 (0.48)         (0.53)         (0.01)        (0.10)         (0.09)         (0.24)
                                             --------------------------------------------------------------------------------------
             Total Distributions                (0.70)         (0.60)         (0.01)        (0.13)         (0.12)         (0.28)
                                             --------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                    $27.47         $25.45         $22.36        $18.08         $15.14         $14.99
                                             ======================================================================================

TOTAL RETURN                                    10.91%         16.84%         23.71%        20.50%         1.77%          12.75%

Ratios/Supplemental Data
    Net Assets, End of Year (in 000's)        $2,540,300     $1,440,868      $235,018      $88,968        $47,809         $28,753
    Ratio of Expenses to Average Net Assets     1.00%(a)        1.00%         1.00%         1.00%          1.00%           1.00%
    Ratio of Net Investment Income/(Loss) to
        Average Net Assets                      1.20%(a)        1.55%         0.05%        (0.13)%         0.05%           0.24%
    Portfolio Turnover Rate                      17.58         37.36%         23.33%        12.66%         47.68%         29.40%

    * Represents less than $0.01
    ** Based on Average Shares Outstanding
    (a) Annualized

                                   BACK COVER

                              FOR MORE INFORMATION

Additional information about the Fund is available in annual and semi-annual reports to shareholders and the SAI. The SAI contains more details regarding the Fund's organization, investment strategies, service providers and policies. A current SAI, dated August 15, 2006, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Company's latest annual report for the Fund's fiscal year ended November 30, 2005 contains audited financial information concerning the Fund and a discussion of the factors that affected the Fund's performance during the Fund's last fiscal year. Additional financial information (unaudited) is available in the Fund's semi-annual report for the period ended May 31, 2006.

Copies of the Fund's SAI and shareholder reports are available without charge. For shareholder inquiries, other information and to request a copy of the Fund's SAI or annual or semi-annual report, please contact the Company at:

                              Fairholme Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100
                                       or
                                 1-866-202-2263


A copy of requested document(s) will be mailed to you within three business days of the receipt of your request. Immediate access of requested documents can be found at www.fairholmefunds.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-09607

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 15, 2006


                               THE FAIRHOLME FUND
                                  (the "Fund")

                               the sole Series of
                              FAIRHOLME FUNDS, INC.
                                 (the "Company")
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                            TELEPHONE: 1-866-202-2263
                         Website: www.fairholmefunds.com



This Statement of Additional Information (this "SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fairholme Fund (the "Prospectus"), dated August 15, 2006. Audited financial statements for the fiscal year ended November 30, 2005 are included in the annual report to shareholders and unaudited financial statements for the period ended May 31, 2006 are included in the semi-annual report to shareholders. Both the annual and semi-annual reports are incorporated into this SAI by reference. You may obtain a copy of the Prospectus and shareholder reports, free of charge, by writing to Fairholme Funds, Inc. c/o Citco Mutual Fund Services, Inc. (the "Transfer Agent"), P.O. Box C1100, Southeastern, PA 19398-1100, by calling the Transfer Agent at 1-866-202-2263, or by visiting the Fund's website at www.fairholmefunds.com.



THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS.......................2
DISCLOSURE OF PORTFOLIO HOLDINGS............................................7
INVESTMENT RESTRICTIONS.....................................................8
INVESTMENT ADVISER..........................................................9
THE INVESTMENT ADVISORY AGREEMENT..........................................10
THE OPERATING SERVICES AGREEMENT...........................................11
DIRECTORS AND OFFICERS.....................................................12
    Audit Committee........................................................13
    Nominating Committee...................................................13
    Compensation...........................................................13
    Director Ownership of Fund Shares......................................14
CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES.....14
PURCHASING AND REDEEMING SHARES............................................14
TAX INFORMATION............................................................15
PORTFOLIO TRANSACTIONS.....................................................18
PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS..............19
CUSTODIAN..................................................................19
TRANSFER AGENT.............................................................19
ADMINISTRATION.............................................................20
DISTRIBUTOR................................................................20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................20
GENERAL INFORMATION........................................................21
DISTRIBUTION PLAN..........................................................21
PROXY VOTING POLICIES AND PROCEDURES.......................................23
FINANCIAL STATEMENTS.......................................................23

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS


The Fund's investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus. This section provides additional information concerning the Fund's investment policies as well as strategies the Fund may use that are not part of the Fund's primary investment strategies. This section also describes additional risks associated with investing in the Fund.


The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. Under normal circumstances, the Fund will invest the assets primarily in equity securities without regard to market capitalization or other categorizations and will generally hold a focused portfolio consisting of not more than 25 equity securities. The Fund may also invest in a variety of other securities. These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular security.


SPECIAL SITUATIONS. From time to time, the Fund intends to invest in special situations, which may involve purchases of equity securities, non-investment grade debt securities, and securities of companies that are in default. A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing.

FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities issued by non-U.S. companies, short-term debt obligations of foreign governments, and other high quality foreign money-market instruments. Securities issued by non-U.S. companies are referred to as foreign securities. Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to regulatory requirements similar to those imposed on U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.


DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.


Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund also may invest in debt securities that are non-investment grade or are in default in accordance with the Special Situations paragraph below.


CREDIT RISK OF DEBT SECURITIES. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor's or a similar rating by another nationally recognized statistical rating organization ("NRSRO"). However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate debt obligations without regard to credit rating, current yield, or public registration.


INTEREST RATE RISK OF DEBT SECURITIES. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS. Subject to restrictions set forth in the 1940 Act, the Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Subject to restrictions set forth in the Investment Company Act of 1940 (the "1940 Act"), the Fund will not invest more than 20% of its assets in REITs.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.


CASH RESERVES. The Fund's portfolio will normally be invested primarily in equity securities. However, the Fund is not required to be fully invested in common stocks and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund and its Adviser believe that a certain amount of liquidity in the Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund's total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives and the Fund's performance may be negatively affected as a result.


RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Company's Board of Directors ("Board" or "Directors") in a manner intended to reflect the fair market value of such securities.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. For the Fund's fiscal years ended November 30, 2005, 2004, and 2003, the Fund's annual portfolio turnover rates were 37.36%, 23.33% and 12.66%, respectively. While the Fund's strategies typically do not generate high portfolio turnover, the turnover rate is expected to vary materially from year to year, and may exceed the rates disclosed above.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund's portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, (ii) the Fund's custodian, and (iii) the Fund's transfer agent. In addition, the Fund's executive officers and chief compliance officer (or his/her designee) ("Authorized Persons") may also authorize disclosure of the Fund's portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Adviser and any of its affiliates, and will report such authorizations to the Board. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. The Directors will at least annually review information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund. Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and which are designed to minimize the possibility that employees of the Fund or the Adviser acting in a manner inconsistent with their duties to the Fund and its shareholders. No employee of the Fund or the Adviser or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Fund's portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund will not:

1) Invest in more than 25 issuers with respect to 75% of its assets (valued at the time of investment).

2) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

3) Under normal circumstances invest less than 25% of its assets in a single market sector. The market sectors in which the Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector.

4) Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.

5) Underwrite the distribution of securities of other issuers.

6) Invest in companies for the purpose of management or the exercise of control.

7) Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

8) Issue senior securities.

9) Invest in commodities, futures contracts, or options contracts.

10) Invest in oil, gas, or other mineral exploration or development programs; although it may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.

11) Purchase or sell real estate, real estate loans, or real estate limited partnerships; although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Fund may not:

1) Make margin purchases.

2) Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.

3) Acquire securities of other investment companies except as permitted by the 1940 Act.

4) Pledge, mortgage, or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at the time of borrowing).

INVESTMENT ADVISER

Information on the Fund's Adviser, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information concerning the Adviser.


The Adviser directly manages the investment portfolio of the Fund pursuant to an investment advisory agreement with the Fund and manages all other aspects and pays for all other services and fees related to the management and business affairs of the Fund under an operating services agreement with the Fund. Bruce
R. Berkowitz is Managing Member and Chief Investment Officer of the Adviser, serves as the President and a Director of the Company, and acts as the lead member of the Fund's portfolio management team. Keith D. Trauner is the Chief Financial Officer and an Analyst of the Adviser, is a member of the Fund's portfolio management team and serves as the Secretary/Treasurer and a Director of the Company. Larry S. Pitkowsky is an Analyst and Portfolio Manager of the Adviser and is a member of the Fund's portfolio management team.



The Company does not directly compensate any of the Fund's Portfolio Managers. Mr. Berkowitz's compensation from the Adviser, of which he is the Managing Member, is in the form of a share of the Adviser's total profits. Mr. Pitkowsky and Mr. Trauner each receives from the Adviser a fixed salary, a quarterly bonus based on the Adviser's profitability and an annual bonus based on specific performance factors.



The Adviser also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles. A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Adviser, including Portfolio Managers of the Adviser.



The Adviser also receives management fees based on the managed assets of 467 separate accounts, which include individuals, corporations, and other entities.



None of the Portfolio Managers or Analysts are compensated based directly on the performance of the Fund or the value of the Fund's assets.




                          Registered Investment      Privately Offered Pooled        Separate Accounts
                          Company (The Fairholme       Investment Vehicles       Aggregated assets through
                           Fund) Net aggregated         Aggregated assets              June 30, 2006
                         assets through June 30,       through June 30, 2006
                                   2006

Name                    Number of    Total           Number of    Total         Number of    Total
                        Accounts     Assets          Accounts     Assets        Accounts     Assets
Bruce R. Berkowitz         1      $2,628,482,689        5      $456,077,267        467     $1,006,660,630
Keith D. Trauner           1      $2,628,482,689        5      $456,077,267        467     $1,006,660,630
Larry S. Pitkwosky         1      $2,628,482,689        5      $456,077,267        467     $1,006,660,630




The Adviser seeks to treat all clients (including the Fund, pooled investment vehicles, and separate accounts) fairly and equitably and has devised policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.


Although all clients of the Adviser have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Fund, privately offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.


Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have "lock-up" or other provisions restricting liquidity on behalf of investors, and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies, or other investments prohibited to other advisory clients by the 1940 Act, statute, law, charter, or contract.

The Fund may use specific strategies not employed by separate account clients or pooled vehicles of the Adviser due to its ability to pursue investments in, among other types of investments, distressed debt, special situations, and illiquid securities. Furthermore, separate accounts or pooled vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.


As of June 30, 2006, Mr. Berkowitz and his immediate family members owned shares of the Fund worth in excess of $1,000,000; Mr. Pitkowsky and his immediate family members owned shares of the Fund worth between $500,000 and $1,000,000; and Mr. Trauner and his immediate family members owned shares of the Fund in excess of $1,000,000.


THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser directly manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund. At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Company's Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund's portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement has an annual term. However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2005, 2004, and 2003, the Fund paid $3,726,736, $724,484, and $317,466, respectively, in investment advisory fees to the Adviser.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the "Services Agreement"). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, all other services not covered in the Advisory Agreement and all other services and fees necessary to manage the business and day-to-day operational needs of the Fund including, but not limited to: accounting and sub-accounting; audit; compliance; custodial services; dividend disbursing, registrar, and transfer agency services; legal; underwriting and distribution of fund shares; record keeping and shareholder reporting.

The Services Agreement has an annual term. However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2005, 2004, and 2003, the Fund paid $3,726,736, $724,484, and $317,466, respectively, in administrative fees to the Adviser.

DIRECTORS AND OFFICERS

The Company is a Maryland corporation and is registered under the 1940 Act, as an open-end management investment company. The Fund is the sole series of the Company. The Board has overall responsibility for the conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Company's Bylaws and overall supervision and review by the Board. The Directors of the Company, including those Directors who are also officers, are listed below.


                            Position(s)      Term of Office    Principal              Funds          Other
Name, Age                   Held with        & Length of       Occupation(s) During   Overseen       Directorships
& Address                   the Company      Time Served**     Past 5 Years           by Director    Held by Director
Bruce R. Berkowitz*         Director,        Mr. Berkowitz     Managing Member,         1            Trustee, Winthrop
Age 48                      President        has served as a   Fairholme Capital                     Realty Trust;
51 JFK Parkway                               director of the   Management, L.L.C.,                   Director, TAL
Short Hills, NJ  07078                       Fund since the    October 1997.                         International
                                             Fund's                                                  Group, Inc.;
                                             inception on                                            Director, White
                                             December 29,                                            Mountains
                                             1999.                                                   Insurance Group,
                                                                                                     Ltd.

Keith D. Trauner*           Director         Mr. Trauner was   Chief Financial          1            None
Age 49                      Treasurer/       appointed by      Officer, Fairholme
51 JFK Parkway              Secretary        the Board to      Capital Management
Short Hills, NJ  07078                       replace an        L.L.C., employed
                                             outgoing          since February
                                             director in       1999.
                                             January 2002.

Joel L. Uchenick            Independent      Mr. Uchenick      General Partner,         1            Director and
Age 57                      Director         has served as a   Sherbrooke Capital,                   Chairman of the
217 Rowley Bridge Road                       director of the   a private equity                      Board, Oregon
Topsfield, MA  01983                         Fund since the    firm, since November                  Chai Inc.; Director
                                             Fund's            1998.                                 and Chief
                                             inception on                                            Financial Officer,
                                             December 29,                                            Cooke PH, Inc.
                                             1999.

Avivith Oppenheim, Esq.     Independent      Ms. Oppenheim     Attorney (private        1            None
Age 56                      Director         has served as a   practice) for more
211 Mountain Avenue                          director of the   than 5 years.
Springfield, NJ  07081                       Fund since the
                                             Fund's
                                             inception on
                                             December 29,
                                             1999.

Leigh Walters, Esq.         Independent      Mr. Walters has   Vice-President and       1            Director, Valcor
Age 60                      Director         served as a       Director, Valcor                      Engineering
1 Cleveland Place                            director of the   Engineering                           Corporation
Springfield, NJ  07081                       Fund since the    Corporation for more
                                             Fund's            than 5 years.
                                             inception on      Attorney for more
                                             December 29,      than 5 years.
                                             1999.


* Mr. Berkowitz and Mr. Trauner are each an interested person as defined in the 1940 Act of the Company by virtue of their employment with the Adviser.

**   Each Director serves for an indefinite term.

Audit Committee
---------------

The Board has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Joel Uchenick (Chairman), Avivith Oppenheim and Leigh Walters. The Audit Committee met twice during the fiscal year ended November 30, 2005.

Nominating Committee
--------------------


The Board has formed a Nominating Committee to oversee the Company's policies and procedures regarding compliance with corporate governance policies. The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Joel Uchenick, and Leigh Walters. The Nominating Committee was organized in 2006, and consequently, held no meetings during the 2005 fiscal year. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.


Compensation
------------

During the fiscal year ended 2005, each Director who is not an "interested person" of the Fund (i.e., an "Independent Director") received an annual retainer of $5,000 with an additional $2,500 dollars paid to the Chairman of the Audit Committee. Effective January 2006, the Board upon the recommendation of management, voted to increase the annual retainer paid to Independent Directors to $15,000, with an additional $7,500 paid to the Chairman of the Audit
Committee. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company's Independent Directors. The table below sets forth the compensation paid to Directors for the Fund's fiscal year ended November 30, 2005:



                                                 PENSION OR RETIREMENT
                          AGGREGATE              BENEFITS ACCRUED AS     ESTIMATED ANNUAL
                          COMPENSATION FROM      PART OF                 BENEFITS UPON          TOTAL COMPENSATION
NAME OF DIRECTORS         COMPANY                COMPANY'S EXPENSES      RETIREMENT             PAID TO DIRECTOR
Bruce R. Berkowitz        $-0-                   $-0-                    $-0-                   $-0-
Keith D. Trauner          $-0-                   $-0-                    $-0-                   $-0-
Joel Uchenick             $7,500                 $-0-                    $-0-                   $7,500
Avivth Oppenheim          $5,000                 $-0-                    $-0-                   $5,000
Leigh Walters             $5,000                 $-0-                    $-0-                   $5,000


Director Ownership of Fund Shares
---------------------------------


As of June 30, 2006, the Directors owned the following aggregate amounts of Fund shares:



                     DOLLAR RANGE OF FUND    AGGREGATE DOLLAR RANGE IN ALL FUNDS
NAME OF DIRECTORS   SHARES HELD IN THE FUND   OVERSEEN BY DIRECTOR IN COMPANY

Bruce R. Berkowitz      Over $100,000                       Over $100,000
Keith D. Trauner        Over $100,000                       Over $100,000
Joel Uchenick           Over $100,000                       Over $100,000
Avivith Oppenheim       Over $100,000                       Over $100,000
Leigh Walters           Over $100,000                       Over $100,000



As of June 30, 2006, the Directors, as a group, owned 442,161 shares or less than 1% of the Fund's outstanding shares.


CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES


As of June 30, 2006, the following persons own 5% or more of the Fund's outstanding shares:



                                              NUMBER OF      % OWNERSHIP OF
NAME OF SHAREHOLDER                          SHARES OWNED   TOTAL FUND SHARES

National Financial Services Corp.            23,821,113          24.80%

Charles Schwab & Co.                         23,138,864          24.09%

National Investor Services Corp.              5,442,745           5.67%


PURCHASING AND REDEEMING SHARES


Purchases and redemptions of the Fund's shares will be made at net asset value ("NAV"). The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business and is based on closing prices of the Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Time. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.


The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board.

The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m. Eastern Time.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund. Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.

The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders. Investors should consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from certain interests in publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.


The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.


Excise Tax. The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. The Fund intends to make sufficient distributions to avoid liability for the excise tax. The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the non-corporate Shareholder. Distributions of the Fund's investment company taxable income are taxable to you as ordinary income. A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund's net short-term capital gains are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Adviser's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer. The Adviser will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. For the fiscal years ended November 30, 2005, November 30, 2004, and November 30, 2003, the Fund paid brokerage commissions of $467,178, $178,190, and $44,831 respectively. The increase in brokerage commissions from November 30, 2003 to November 30, 2005 is mainly due to a sizeable increase in net capital subscriptions to the Fund.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size. Since the Fund's objectives will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

UMB Bank, N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106, acts as custodian (the "Custodian") for the Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Custodian does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. For the Fund's fiscal year ending November 30, 2005, the Adviser paid all fees charged by the Custodian.

TRANSFER AGENT

Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern PA, 19355, telephone no. 1-866-202-2263, provides transfer agency, fund accounting and fund administration services to the Fund (the "Transfer Agent") pursuant to a written agreement with the Company. Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered under the agreement, the Transfer Agent receives the greater of an annual fee, paid monthly, or a fee paid monthly based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2005, the Adviser paid all fees charged by the Transfer Agent.

ADMINISTRATION

The Transfer Agent also performs certain administrative tasks for the Fund pursuant to a written agreement with the Company and Adviser. The Transfer Agent also supervises all aspects of the operations of the Fund except those reserved by the Adviser under its Service Agreement with the Company. The Transfer Agent is responsible for:

1) calculating the Fund's NAV;

2) preparing and maintaining the books and accounts as required by rules under the 1940 Act;

3) preparing financial statements contained in reports to stockholders of the Fund;

4) preparing the Fund's federal and state tax returns;

5) preparing reports and filings with the Securities and Exchange Commission;

6) preparing filings with state Blue Sky authorities; and

7) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2005, the Adviser paid all administrative fees charged by the Transfer Agent.

DISTRIBUTOR

Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355 ("CMFD"), serves as principal underwriter for the Fund's shares pursuant to an Underwriting Agreement between the Company and CMFD. Under the Underwriting Agreement, CMFD has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Underwriter may enter into selected dealer agreements and selected agent agreements for the sale of Fund shares. Shares of the Fund are sold on a continuous basis. CMFD receives an annual fee of $12,000 from the Fund for its distribution services, which is paid by the Adviser.

The Underwriting Agreement was approved by the Board of Directors at a meeting held on May 5, 2005. The Underwriting Agreement is in effect for a period of two years from its effective date and continues in effect so long as such continuance is specifically approved at least annually by the (i) Underwriter,
(ii) Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act), and in either case (iii) a majority of the Directors who are not interested persons of the Company or the Underwriter, by vote cast in person at a meeting called for the purpose of voting on such approval. The Company and the Distributor have agreed to indemnify each other against certain liabilities under the agreement. Either party on 60 days' prior written notice may terminate the Underwriting Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm.


GENERAL INFORMATION

The Company is an open-end management investment company incorporated in Maryland on September 30, 1999. The Fund is non-diversified and the sole series of the Company. A Board of Directors manages the affairs of the Company. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 200,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company will not hold annual shareholder meetings unless required under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plan) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to the Adviser for providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares. If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets. To date, the Fund has not collected any fees related to Rule 12b-1 of the 1940 Act.

If paid, the Rule 12b-1 fees would be used to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor. Any expense of distribution in excess of 0.25% per annum would be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals could exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan. In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board, including the Independent Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Directors, including all of the Independent Directors, approved the Plan on behalf of the Fund. The Plan must be renewed annually by the Board, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person, as defined, at a meeting called for that purpose. It is also required that, during the period in which the Plan is in effect, the selection and nomination of an Independent Director is restricted to the other Independent Directors. The Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the Independent Directors on not more than 60 days written notice;

2) By vote of a majority of the Fund's outstanding shares, on 60 days written notice; or

3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the Plan at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board, at least quarterly, on the amounts and purposes of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

Although, the Board has adopted the Plan, there are no current intentions to implement the plan. Implementation of the plan will occur only when, in the opinion of the Board, circumstances warrant.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has approved proxy voting policies and procedures for the Company. A copy of the Company's proxy voting procedures is attached to this SAI as Exhibit A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is
available  (i)  without   charge,   upon  request,   by  calling  toll  free  on
1-866-202-2263 or by writing to the Company at Citco Mutual Fund Services, 84 General Warren Boulevard, Suite 200, Malvern, PA 19355 and (ii) on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS


The audited financial statements of the Fund for its fiscal year ended November 30, 2006 and the report of Deloitte & Touche LLP, the Fund's independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The unaudited financial statements of the Fund for the period ended May 31, 2006 are incorporated herein by reference to the Fund's semi-annual report. The annual report was filed on Form N-CSR with the SEC on May 17, 2006. The semi-annual was filed on form N-CSR with the SEC on July 25, 2006. Each report is available without charge upon request by calling the Transfer Agent toll free on 1-866-202-2263, or by visiting the Fund's website at www.fairholmefunds.com.

EXHIBIT A

PROXY VOTING POLICY
of
FAIRHOLME FUNDS, INC.

PREFACE

     Fairholme Funds, Inc. (the "Company") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a "Fund" and together the "Funds"). The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future. Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company's currently existing Fund and any future Funds that may be offered by the Company.

     The Company's affairs are generally managed by its Board of Directors (the "Board" or the "Directors"). Among its obligations to the Fund's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund's shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

KEY PROXY VOTING ISSUES

1.   General Policies

     All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund's stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund's shareholder value or conflict with the Fund's policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund's shareholders.

2.   Boards of Directors

     Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

     o In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) - The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

     o Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

     o    A director nominee's  attendance at less than 75% of required meetings
          - frequent non-attendance at board meetings will be grounds for voting against re-election.

     o Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

     The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

     In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.   Corporate Governance

     Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

     i. Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

     iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

     iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

     The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

     v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.   Shareholder Rights

     State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.   Social and Environmental Issues

     When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

     o Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

     o The percentage of assets of the company that will be devoted to implementing the proposal;

     o Whether the issue is more properly dealt with through other means, such as through governmental action;

     o Whether the company has already dealt with the issue in some other appropriate way; and

     o    What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1.   The Proxy Voting Officer

     The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund's accounts (the "Proxy Voting Officers"). Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

     If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

     In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.   Conflict of Interest Transactions

     The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity"). Conflict of interest transactions include, but are not limited to, situations where:

     o an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

     o an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

     o an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

     o an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.   Report to the Board of Directors

     The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer's reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.   Responding to Fund Shareholders' Request for Proxy Voting Disclosure

     Consistent with this Policy, the Company shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through the Company's website. The Company's website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company's toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.   Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

o copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

o a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

o the analysis undertaken to ensure that the vote cast is consistent with this Policy;

o copies, if any, of any waiver request submitted to the Board along with the Board's final determination relating thereto;

o copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board's final determinations relating thereto;

o copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

o    copies of all votes cast;

o    copies of all quarterly summaries presented to the Board; and

o copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.


SK 22146 0003 654438b

                                     PART C

                                OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) ARTICLES OF INCORPORATION --- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.

(a)(2) ARTICLES SUPPLEMENTARY --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

(a)(3) ARTICLES SUPPLEMENTARY --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

(a)(4) ARTICLES SUPPLEMENTARY --- Incorporated by reference to Post-effective amendment #9 to the Original Registration Statement on Form N-1A, filed on May 19, 2006.

(b)       BY-LAWS  ---  Incorporated  by  reference  to  Original   Registration
          Statement on Form N-1A, filed on October 6, 1999.

(c) INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS --- NONE, SEE ARTICLES OF INCORPORATION

(d)       INVESTMENT   ADVISORY  CONTRACTS  ---  Incorporated  by  reference  to
          Original  Registration  Statement  on Form  N-1A,  filed on October 6,
          1999.

(e) UNDERWRITING AGREEMENT --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

(f)       BONUS OR PROFIT SHARING CONTRACTS --- None.

(g)(1) CUSTODIAN AGREEMENT --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

(g)(2) CUSTODIAL DELEGATION AGREEMENT --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

          OTHER MATERIAL CONTRACTS ---

(h)(1) OPERATING SERVICES AGREEMENT--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.

(h)(2) MUTUAL FUND SERVICES AGREEMENT --- Incorporated by reference to Post-effective amendment #8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

(i)       LEGAL OPINION & CONSENT --- Filed herewith.


(j)       OTHER OPINIONS --- Independent Auditors' Consent --- Filed herewith.

(k)       OMITTED FINANCIAL STATEMENTS --- None.

(l)       INITIAL   CAPITAL   AGREEMENTS  ---   Incorporated   by  reference  to
          Pre-effective amendment # 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m) RULE 12B-1 PLAN --- Incorporated by reference to Post-effective amendment # 1 to Original Registration Statement on Form N-1A, filed on October 16, 2000.

(n)       RULE 18f-3 PLAN --- Not Applicable.

(o)       RESERVED.

(p)(1) CODES OF ETHICS --- Incorporated by reference to Post-effective amendment #9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

(p)(2) CODES OF ETHICS --- Incorporated by reference to Post-effective amendment #9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

OTHER EXHIBITS:

     Powers of Attorney for: Joel L. Uchenick, Avivith Oppenheim, and Leigh Walters --- Incorporated by reference from post-effective amendment #7 to the Registration Statement on Form N-1A, filed on March 28, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25.  INDEMNIFICATION

(a) General. The Articles of Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither interested persons of the Corporation as defined in
Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or
(ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested persons of the
Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 27.  PRINCIPAL UNDERWRITER

(a) To the best of Registrant's knowledge, Citco Mutual Fund Distributors, Inc., the Registrant's distributor, also acts as distributor for the following funds:

 Agilex Funds                                           811-21123
 CRA Qualified Investment Fund                          811-09221
 The Fairholme Fund                                     811-09607
 Memorial Funds                                         811-08529
 The Penn Street Fund, Inc.                             811-09078
 The Quaker Investment Trust                            811-06260


(b) To the best of Registrant's knowledge, the directors and executive officers of Citco Mutual Fund Distributors, Inc. are as follows:

                                 Position and Offices             Positions and
Name and Principal               with Citco Mutual Fund           Offices with
Business Address                 Distributors, Inc.               the Registrant
----------------                 ------------------               --------------

Paul Lawrence Giorgio            Chief Financial Officer/FINOP    N/A
83 General Warren Boulevard,
Suite 200, Malvern, PA, 19355

George M. Chamberlain, Jr.       Director, Chairman & President   N/A
83 General Warren Boulevard,
Suite 200, Malvern, PA, 19355

Tim Biedrzyki                     Director                        N/A
83 General Warren Boulevard,
Suite 200, Malvern, PA, 19355

Toni Neff                        Secretary                        N/A
83 General Warren Boulevard,
Suite 200, Malvern, PA, 19355

(c) Citco Mutual Fund Distributors, Inc. receives a flat fee of $12,000 for its underwriting services under an Underwriting Agreement with the Fund.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 83 General Warren Boulevard, Suite 200, Malvern, PA, 19355, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Wachovia Bank N.A.

ITEM 29.  MANAGEMENT SERVICES

None

ITEM 30.  UNDERTAKINGS

None


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Short Hills, NJ on the 26th day of July, 2006.

                                                 FAIRHOLME FUNDS, INC.


                                                 /s/ Bruce R. Berkowitz
                                                 ------------------------------
                                                 By: BRUCE R. BERKOWITZ
                                                     President


Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                              FAIRHOLME FUNDS, INC.


NAME                                  TITLE                       DATE
----                                  -----                       ----

/s/ Bruce R. Berkowitz                President &                 July 26, 2006
-----------------------------         Director
BRUCE R. BERKOWITZ


/s/ Keith Trauner                     Secretary/                  July 26, 2006
---------------------------           Treasurer Director
KEITH TRAUNER


/s/ Joel L. Uchenick*                 Director                    July 26, 2006
---------------------------
JOEL L. UCHENICK


/s/ Avivith Oppenheim, Esq.*          Director                    July 26, 2006
----------------------------
AVIVITH OPPENHEIM, ESQ.


/s/ Leigh Walters, Esq.*              Director                    July 26, 2006
----------------------------
 LEIGH WALTERS, ESQ.


*By: /s/ Keith Trauner
 -----------------------
 Keith Trauner
Attorney-in-Fact

                                    EXHIBITS

Exhibit No.        Description
-----------        -----------

(i)                Legal Opinion & Consent

(j)                Independent Auditors' Consent













SK 22146 0003 688556